                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]   Confidential, for Use of the
                                            Commission Only (as permitted by
[X]  Definitive Proxy Statement             Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              ENERGY PARTNERS, LTD.

                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                          (ENERGY PARTNERS, LTD. LOGO)
                             201 ST. CHARLES AVENUE
                                   SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 6, 2003

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Energy Partners, Ltd. (the "Company"), a Delaware corporation, will be held at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130, on Tuesday, May 6, 2003, at 9:00 a.m., Central Daylight Time, for the following purposes:

          (1) to elect ten (10) directors to hold office until the Annual Meeting of Stockholders in the year 2004 and until their successors are duly elected and qualified; and

          (2) to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Only stockholders of record at the close of business on March 14, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the 2003 Annual Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after the Record Date. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2003 Annual Meeting for a period of ten (10) days prior to the meeting at the Company's principal executive offices at 201 St. Charles Ave., Suite 3400, New Orleans, Louisiana 70170.

                                          By Order of the Board of Directors,

                                          /s/ John H. Peper

                                          JOHN H. PEPER
                                          Executive Vice President, General
                                          Counsel
                                          and Corporate Secretary

New Orleans, Louisiana
March 31, 2003

PLEASE RETURN THE ENCLOSED PROXY CARD TODAY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE 2003 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                             ENERGY PARTNERS, LTD.
                             201 ST. CHARLES AVENUE
                                   SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170

     The 2002 Annual Report to Stockholders, including audited financial statements, is being mailed to stockholders, together with these proxy materials, on or about March 31, 2003.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 6, 2003

     This Proxy Statement is furnished to the stockholders of Energy Partners, Ltd. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 6, 2003 at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130 at 9:00 a.m., Central Daylight Time (the "2003 Annual Meeting" or the "Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

                         ABOUT THE 2003 ANNUAL MEETING

VOTING PROCEDURES

     Stockholders of record at the close of business on March 14, 2003 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, there were outstanding and entitled to vote 27,661,892 shares of the Company's Common Stock (the "Company Shares" or the "Common Stock"). The holders of a majority of the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum. The person(s) whom the Company appoints to act as inspector(s) of election will treat all Company Shares represented by a returned, properly executed proxy as present for purposes of determining the existence of a quorum at the Meeting. The Company Shares present at the meeting, in person or by proxy, that are abstained from voting will be counted as present for determining the existence of a quorum.

     Each of the Company Shares will entitle the holder to one vote. Cumulative voting is not permitted. All matters to be submitted to the stockholders require an affirmative vote of the majority of votes present in person or represented by proxy and entitled to vote, provided that directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the meeting. Other than with respect to the election of directors, an abstention is counted as a vote against a matter to be presented at the Meeting. A broker non-vote is not entitled to be voted and therefore will not affect the outcome on any proposal in the Proxy Statement. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and the broker has not received voting instructions from the beneficial owner. Votes cast at the meeting will be counted by the inspector(s) of election.

     The Board of Directors is soliciting your proxy on the enclosed Proxy Card to provide you with an opportunity to vote on all matters to come before the meeting, whether or not you attend in person. If you execute and return the enclosed Proxy Card, your shares will be voted as you specify. If you make no specifications, your shares will be voted in accordance with the recommendations of the Board, as set forth below. If you submit a Proxy Card, you may subsequently revoke it by submitting a revised proxy or a written revocation at any time before your original proxy is voted. You may also attend the meeting in person and vote in person by ballot, which would cancel any proxy you previously gave.

     The Board of Directors urges you to vote, and solicits your proxy, as follows:

          (1) FOR the election of ten (10) nominees for membership on the Company's Board of Directors, Messrs. Bachmann, Beutner, Bumgarner, Carlisle, Carter, Gershen, Hall, Hiltz and Phillips and Dr. Kelly, to serve until the Annual Meeting of Stockholders in the year 2004 and until their successors are duly elected and qualified; and

          (2) At the discretion of the designated proxies named on the enclosed Proxy Card, on any other matter that may properly come before the 2003 Annual Meeting, and any adjournment or postponement thereof.

PROXY SOLICITATION

     Your proxy is being solicited by and on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

                   OWNERSHIP OF COMMON AND PREFERRED STOCK BY
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares of Common Stock and Series D Exchangeable Convertible Preferred Stock beneficially owned by each director; by the Company's Chief Executive Officer; by each other executive officer of the Company; by all directors and executive officers as a group; and by such persons known to the Company to own beneficially more than five (5%) of the outstanding Common Stock of the Company.

     The information set forth below is as of the Record Date (except as to Mr. Carlisle whose information is as of March 20, 2003) and is based upon information supplied or confirmed by the named individuals:

                                                                                   PERCENT OF
                                                        PERCENT OF   CONVERTIBLE   CONVERTIBLE
                                             COMMON       COMMON      PREFERRED     PREFERRED
BENEFICIAL OWNER                             SHARES     SHARES(1)      SHARES        SHARES
----------------                            ---------   ----------   -----------   -----------
Richard A. Bachmann (2)...................  2,586,527       9.4             --           *
Austin M. Beutner (3)(7)..................     18,761         *             --           *
John C. Bumgarner, Jr. (4)................     33,955         *             --           *
Jerry D. Carlisle (5).....................      2,500         *             --           *
Harold D. Carter (4)......................     27,569         *             --           *
Robert D. Gershen (4)(8)..................     19,293         *             --           *
Gary L. Hall (6)..........................  1,696,067       5.8         16,317         4.4
William O. Hiltz (3)(7)...................    169,774         *             --           *
Dr. Eamon M. Kelly (4)....................     27,569         *             --           *
John G. Phillips (4)......................     27,569         *             --           *
Suzanne V. Baer (9).......................    496,250       1.8             --           *
Clinton W. Coldren (10)...................    496,332       1.8             --           *
John H. Peper (11)........................    157,994         *          1,020           *
Bruce R. Sidner (12)......................    374,904       1.3          1,967           *
All directors and executive officers as a
  group (14 persons)......................  6,135,064      20.2         19,304         5.2

                                                                                   PERCENT OF
                                                        PERCENT OF   CONVERTIBLE   CONVERTIBLE
                                             COMMON       COMMON      PREFERRED     PREFERRED
BENEFICIAL OWNER                             SHARES     SHARES(1)      SHARES        SHARES
----------------                            ---------   ----------   -----------   -----------
Candies Family Investments, L.L.C. and
  affiliates (13)(14).....................  2,218,713       7.5        123,019        32.9
Evercore Capital Partners L.P. and
  affiliates (3)(7)(15)...................  9,417,910      34.1             --           *
Energy Income Fund, L.P. (8)(16)..........  4,689,525      17.0             --           *

---------------

  *  Represents beneficial ownership of less than 1%.

 (1) Percentage ownership of a holder or class of holders is calculated by dividing (1) the number of shares of Common Stock outstanding attributed to such holder or class of holders, as the case may be, plus the total number of shares of Common Stock underlying options exercisable within sixty days from March 14, 2003 and Convertible Preferred Stock and warrants held by such holder or class of holders, as the case may be, by (2) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock underlying options exercisable within sixty days from March 14, 2003 and Convertible Preferred Stock and warrants held by such holder or class of holders, as the case may be, but not Common Stock underlying such securities held by any other person.

 (2) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003. Also includes 388 shares of Common Stock beneficially owned by Mr. Bachmann and held in trust by the Energy Partners, Ltd. 401(k) Plan. The address for Mr. Bachmann is Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170.

 (3) Includes (a) 12,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors to each of Messrs. Beutner and Hiltz, which are currently exercisable, and (b) 6,761 and 7,774 phantom shares accrued for Messrs. Beutner and Hiltz, respectively, under our Stock and Deferral Plan for Non-Employee Directors. Messrs. Beutner and Hiltz have assigned their rights to the stock options and phantom shares and retain shared dispositive power with respect to these securities.

 (4) Includes 12,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors to each of Messrs. Bumgarner, Carter, Gershen and Phillips and Dr. Kelly, which are currently exercisable. Also includes 6,310 phantom shares accrued for Mr. Bumgarner under our Stock and Deferral Plan for Non-Employee Directors.

 (5) Includes 2,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors which are currently exercisable. Includes 500 shares of Common Stock beneficially owned by Mr. Carlisle's wife of which Mr. Carlisle disclaims beneficial ownership.

 (6) Based on a Schedule 13D filed with the Securities and Exchange Commission on February 28, 2003, the shares owned by Mr. Hall include 2,448 shares of Convertible Preferred Stock convertible into 28,665 shares of Common Stock, 301,126 warrants granted in the acquisition of Hall-Houston Oil Company ("Hall-Houston"), which are currently exercisable and 2,827 shares of Common Stock jointly held by Mr. Hall and his wife and individually by Mr. Hall's wife. Excludes 3,581 shares of Common Stock and 2,212 shares of Convertible Preferred Stock beneficially owned by Mr. Hall's sons of which Mr. Hall disclaims beneficial ownership. Includes an aggregate of 13,869 shares of Convertible Preferred Stock convertible into 162,400 shares of Common Stock, 49,468 shares of Common Stock and 1,084,614 warrants held by Houston Explorer Group, L.P., Hall Equities, Inc., Hall Family Trust, Hall Partners, L.P., Hall Interests, Inc., Hall Consulting Company, Inc., LPCR Investments Group, L.P., Hall-Houston Oil Company Employee Royalty Trust, Hall-Houston 1996 Exploration and Development Facility Overriding Trust and Hall-Houston Oil Company 2000 Exploration and Development Facility Overriding Royalty Trust, which Mr. Hall, together with members of his immediate family in certain instances, controls. Includes 66,637 shares of Common Stock subject to options granted to Mr. Hall under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 14, 2003. Also includes 327 shares of Common Stock beneficially owned by Mr. Hall and held in trust by the Energy

     Partners, Ltd. 401(k) Plan. The address for Mr. Hall is Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170.

 (7) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, the shares owned by Evercore Capital Partners L.P. and its affiliates ("Evercore") are beneficially owned as follows:

     - Evercore Capital Partners L.P. -- 6,168,263;

     - Evercore Capital Offshore Partners L.P. -- 1,629,686;

     - Evercore Capital Partners (NQ) L.P. -- 1,485,904; and

     - Evercore Co-Investment Partnership L.P. -- 134,057.

     Evercore Partners L.L.C. is the general partner of the first three Evercore entities listed above and has sole voting and dispositive power of their shares. Evercore Co-Investment G.P. L.L.C. is the general partner of Evercore Co-Investment Partnership L.P. and has sole voting and dispositive power with respect to its shares. Messrs. Beutner and Hiltz, each a principal of Evercore, disclaim beneficial ownership of shares of our capital stock owned by Evercore. Their shares in this table do not show the indirect interest of each in the shares held by Evercore. Additionally, Mr. Hiltz acquired 150,000 shares of our Common Stock prior to joining Evercore and prior to Evercore's investment in the Company. Evercore disclaims beneficial ownership of these shares of Common Stock owned by Mr. Hiltz.

 (8) Mr. Gershen, a managing director of the general partner of Energy Income Fund, has the sole power to vote and to dispose of all shares held by Energy Income Fund. The shares shown for Mr. Gershen in this table do not show his indirect interest in the shares held by Energy Income Fund.

 (9) Includes 400,000 shares of Common Stock subject to options granted to Ms. Baer under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 14, 2003.

(10) Includes 770 shares beneficially owned by Mr. Coldren's wife, of which Mr. Coldren disclaims beneficial ownership. Includes 25,000 shares of Common Stock subject to options granted to Mr. Coldren under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 14, 2003. Also includes 136 shares of Common Stock beneficially owned by Mr. Coldren and held in trust by the Energy Partners, Ltd. 401(k) Plan.

(11) Includes (a) 25,000 shares of Common Stock subject to options granted to Mr. Peper under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 14, 2003, (b) 116,713 warrants granted in the acquisition of Hall-Houston, which are currently exercisable and (c) 1,020 shares of Convertible Preferred Stock convertible into 11,944 shares of Common Stock.

(12) Includes 486 shares of Convertible Preferred Stock convertible into 5,688 shares of Common Stock held in trusts for Mr. Sidner's minor children of which Mr. Sidner is the trustee. Also includes (a) 33,334 shares of Common Stock subject to options granted to Mr. Sidner under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 14, 2003, (b) 311,920 warrants granted in the acquisition of Hall-Houston, which are currently exercisable and (c) 1,481 shares of Convertible Preferred Stock convertible into 17,348 shares of Common Stock. Also includes 246 shares of Common Stock beneficially owned by Mr. Sidner and held in trust by the Energy Partners, Ltd. 401(k) Plan.

(13) Based on a Schedule 13D filed with the Securities and Exchange Commission on March 7, 2003, the shares beneficially owned by Candies Family Investments, L.L.C. include (a) 123,019 shares of Convertible Preferred Stock convertible into 1,440,499 shares of Common Stock, (b) 593,749 warrants granted in the acquisition of Hall-Houston, which are currently exercisable, 75,680 shares of Common Stock distributed in connection with the Hall-Houston acquisition and 12,700 shares of Common Stock acquired through market purchases, held by Otto Candies, LLC, (c) 1,135 shares held in each of the following: Kevin S. Candies Children's Trust II, Otto B. Candies Children's Trust and Paul B. Candies Children's Trust and (d) 10,000 shares of Common Stock acquired through market purchases by Paul B. Candies.

(14) The address for Candies Family Investments, LLC and its affiliates is P.O. Box 25, Des Allemands, Louisiana 70030.

(15) The address for Evercore and its affiliates is 65 East 55th Street, New York, New York 10022.

(16) The address for Energy Income Fund is 136 Dwight Road, Longmeadow, Massachusetts 01106.

     MATTER TO BE PRESENTED TO THE STOCKHOLDERS AT THE 2003 ANNUAL MEETING

     At the 2003 Annual Meeting, ten (10) directors are to be elected, each of whom will serve until the Annual Meeting of Stockholders in the year 2004 and until their respective successors are duly elected and qualified. The persons named as proxies on the enclosed Proxy Card intend to vote FOR the election of each of the ten (10) nominees listed below, unless otherwise directed.

     The Board has nominated, and the proxies will vote to elect, the following individuals as members of the Board of Directors to serve for a period of one
(1) year and until their respective successors are duly elected and qualified:
Richard A. Bachmann, Austin M. Beutner, John C. Bumgarner, Jerry D. Carlisle, Harold D. Carter, Robert D. Gershen, Gary L. Hall, William O. Hiltz, Dr. Eamon
M. Kelly and John G. Phillips. Each nominee has consented to be nominated and to serve, if elected.

     Under our stockholder agreement, generally, Evercore is entitled to nominate two persons to our Board of Directors. Messrs. Beutner and Hiltz were nominated pursuant to this provision. Until the date that Energy Income Fund owns less than 10% of our Common Stock on a fully diluted basis, Energy Income Fund is entitled to nominate one person to our Board of Directors. Mr. Gershen was nominated pursuant to this provision. Certain former Hall-Houston shareholders are entitled to nominate one person to our Board of Directors until those shareholders own less than 10% of our Common Stock on a fully diluted basis. Mr. Hall was nominated pursuant to this provision. Our other stockholders are entitled to nominate our six remaining directors. Messrs. Bachmann, Bumgarner, Carlisle, Carter and Phillips and Dr. Kelly were nominated pursuant to this provision. All of the parties to our stockholder agreement have agreed to cooperate fully with the other stockholders in connection with the voting of their shares of Common Stock. Messrs. Bachmann and Coldren, Ms. Baer, Evercore and Energy Income Fund are parties to, and Messrs. Hall, Peper and Sidner and the Candies Family Investments, L.L.C., as former Hall-Houston shareholders, are third party beneficiaries under, our stockholder agreement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TEN (10) NOMINEES: MESSRS. BACHMANN, BEUTNER, BUMGARNER, CARLISLE, CARTER, GERSHEN, HALL, HILTZ AND PHILLIPS AND DR. KELLY.

INFORMATION ABOUT THE NOMINEES

     Richard A. Bachmann, age 58, has been president and chief executive officer of the Company and chairman of its Board of Directors since the Company's incorporation in January 1998. Mr. Bachmann began organizing the Company in February 1997. From 1995 to January 1997, he served as director, president and chief operating officer of The Louisiana Land and Exploration Company ("LL&E"), an independent oil and gas exploration company. From 1982 to 1995, Mr. Bachmann held various positions with LL&E, including director, executive vice president, chief financial officer and senior vice president of finance and administration. From 1978 to 1981, Mr. Bachmann was the treasurer of Itel Corporation. Prior to 1978, Mr. Bachmann served with Exxon International, Esso Central America, Esso InterAmerica and Standard Oil of New Jersey. He is also a director of Superior Energy Services, Inc.

     Austin M. Beutner, age 42, has been a director since January 2000. Mr. Beutner is President of Evercore Partners, which he co-founded in 1996. He also serves as chairman of Evercore Capital Partners and chairman and chief executive officer of Evercore Ventures. Mr. Beutner serves on the boards of directors of American Media, Inc., Business.com, Inc., Causeway Capital Management LLC, Continental Energy Services, Inc., Earthlink, Inc., Encoda Systems, Inc., Telenet Holding N.V. and Vertis, Inc. He also serves as a trustee of the California Institute of the Arts.

     John C. Bumgarner, Jr., age 60, has been a director since January 2000. Mr. Bumgarner is currently serving as managing member of Utica Plaza Management Company, a family-owned real estate company.

Mr. Bumgarner was chief operating officer and president of strategic investments for Williams Communications Group, Inc., a high technology company, from May 2001 to November 2002. Williams Communications filed a Plan of Reorganization with the U.S. Bankruptcy Court for the Southern District of New York in August 2002. Mr. Bumgarner joined The Williams Companies, Inc. in 1977 and served as senior vice president of Williams Corporate Development and Planning and then served as president of Williams International Company prior to joining Williams Communications. Mr. Bumgarner is also a director of Management Planning Systems, Inc. and Sirenza Microdevices, Inc. Mr. Bumgarner is a former treasurer of Skelly Oil.

     Jerry D. Carlisle, age 57, has been a director since March 2003. Mr. Carlisle has been an adjunct professor of management at the University of New Orleans since 1998 and vice president and director of DarC Marketing, Inc., a family-owned marketing company, since 1997. From 1983 to 1997, Mr. Carlisle was vice president, controller and chief accounting officer of LL&E and, from 1979 to 1983, he held various management positions at LL&E. Mr. Carlisle has a masters of business administration from Loyola University, is a certified public accountant, and serves as a trustee of the Mississippi State University Business School.

     Harold D. Carter, age 64, has been a director since May 1998. Since 1995, Mr. Carter has been an independent oil and natural gas consultant and investment advisor. Mr. Carter is a director of Brigham Exploration Company, an advisory director of Abraxas Petroleum Corp., and former president of Sabine Corporation, an independent oil and gas exploration company.

     Robert D. Gershen, age 49, has been a director since May 1998. Mr. Gershen is president of Associated Energy Managers, LLC, an investment management firm specializing in private equity investments in the energy sector. He is also a managing director of the general partner of Energy Income Fund, an investment fund. Since 1989, Mr. Gershen has managed, through Associated Energy Managers, three funds that invest in energy companies in the United States.

     Gary L. Hall, age 53, has been vice chairman of the Company and a director since January 2002, following the closing of the Hall-Houston acquisition. Prior to joining the Company, Mr. Hall had been chairman of the board of directors and chief executive officer of Hall-Houston since it began operations in 1983. He has been involved in the oil and gas exploration and production business in the Gulf of Mexico since 1976, serving in various positions with major integrated and independent energy companies including Mobil Oil Company and Pogo Producing Company.

     William O. Hiltz, age 51, has been a director since November 2000. Mr. Hiltz is a principal of Evercore Partners and has been since joining that firm in October 2000. From April 1995 until October 2000, Mr. Hiltz was a managing director and head of the global energy group for UBS Warburg LLC and its predecessor firms, SBC Warburg Dillon Read and Dillon, Read & Co. Inc.

     Dr. Eamon M. Kelly, age 66, has been a director since May 1998. Since July 1998, Dr. Kelly has been president emeritus at Tulane University, where, from February 1981 until June 1998, he served as president. Dr. Kelly is a professor of international development at the Payson Center for International Development and Technology Transfer at Tulane University, a director of Gabelli Asset Management, Inc., and a former director of LL&E.

     John G. Phillips, age 80, has been a director since May 1998. Since 1995, Mr. Phillips has been an independent financial consultant. Mr. Phillips is former chairman, president and chief executive officer of LL&E and, since 1972, continues to serve as a director of the Whitney National Bank and Whitney Holding Corporation. Mr. Phillips retired from LL&E in 1985.

                              CORPORATE GOVERNANCE

THE BOARD OF DIRECTORS

     The directors hold regular meetings, attend special meetings as required and spend such time on the affairs of the Company as their duties require. During calendar year 2002, the Board of Directors held a total of six (6) meetings, regular and special. All directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of the committees on which they served during the period, except for Messrs. Beutner and Bumgarner.

COMMITTEES OF THE BOARD

  THE AUDIT COMMITTEE

     The Board of Directors has an Audit Committee, the current members of which are Messrs. Hiltz (Chairman) and Carter, Dr. Kelly and Mr. Carlisle (as of March
2003). The Board of Directors has determined that each of the members of the Audit Committee is "independent" as defined by existing New York Stock Exchange standards, and that Mr. Carlisle qualifies as an "audit committee financial expert" under SEC rules. The Audit Committee has a charter under which its primary purpose is to assist the Board in overseeing (1) the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment and compensation of the independent auditor. During fiscal year 2002, the Audit Committee held five (5) meetings.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP.

Audit fees, excluding other audit related fees..............   $130,000
                                                               ========
Financial information systems design and implementation.....         --
                                                               ========
All other fees:
  Audit related fees(1).....................................    136,000
  Other non-audit services(2)...............................     97,500
                                                               --------
Total all other fees........................................   $233,500
                                                               ========

---------------

(1) Audit related fees consisted of a business risk assessment and operational internal audits, a benefit plan audit and fees for registration statements related to our acquisition of Hall-Houston.

(2) Other non-audit fees consisted of tax consulting services.

     The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of the Company's principal accountant.

  THE COMPENSATION COMMITTEE

     The Board of Directors also has a Compensation Committee, the current members of which are Messrs. Beutner (Chairman), Bumgarner, Gershen and Phillips. The Compensation Committee has a charter under which its responsibilities and authorities include determining the compensation for all of our executive officers, other than our chairman, president and chief executive officer, and any other employee that the committee may designate from time to time. Our Board of Directors determines the compensation of our chairman, president and chief executive officer. In addition, the committee approves and administers employee benefit plans and takes such other action as may be appropriate or as directed by the Board of Directors to ensure that the compensation policies of the Company are reasonable and fair. During fiscal year 2002, the Compensation Committee held one (1) meeting.

  THE NOMINATING & GOVERNANCE COMMITTEE

     Effective September 19, 2002, the Board of Directors formed a Nominating & Governance Committee, the current members of which are Dr. Kelly (Chairman) and Messrs. Phillips and Gershen. The Nominating & Governance Committee has a charter under which its responsibilities and authorities include identifying director candidates and recommending director nominees for the next annual meeting of stockholders, recommending members of the Board of Directors to serve on the various committees and reviewing director compensation. In addition, the Nominating & Governance Committee reviews the Corporate Governance Guidelines of the Company and is responsible for the oversight of the evaluation of the Board of Directors and management. During fiscal year 2002, the Nominating & Governance Committee held two (2) meetings.

     The Nominating & Governance Committee will consider proposals for nominees for director from stockholders which are made in writing to the Secretary of the Company in compliance with the Company's By-laws.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Beutner, Bumgarner, Gershen and Phillips served as members of the Compensation Committee of the Board of Directors during fiscal year 2002.

     Messrs. Beutner and Hiltz are principals of Evercore Capital Partners, which owns more than 5% of our outstanding Common Stock. Pursuant to our stockholder agreement, we paid an affiliate of Evercore a monitoring fee of $250,000 in 2002. We also paid Evercore Capital Partners an investment banking fee in 2002 of $400,000 for their services in connection with the Hall-Houston acquisition.

COMPENSATION OF DIRECTORS

     Non-employee directors receive an annual retainer of $20,000 and meeting fees of $1,000 for each Board or committee meeting attended (if held on separate dates). Directors may defer all or a portion of their retainer, at the election of each director, up to one half in cash and the remainder in Common Stock (valued at fair market value), and the meeting fees are paid, at the election of each director, in cash or Common Stock (valued at fair market value). Directors are also reimbursed for their reasonable expenses.

     Our 2000 Stock Option Plan for Non-employee Directors provides for automatic grants of stock options to members of the Board of Directors who are not employees of the Company or any subsidiary. An initial grant of a stock option to purchase 4,000 shares of our Common Stock was made to each non-employee director upon consummation of our initial public offering. An initial grant of a stock option to purchase 2,000 shares will also be made to each person who becomes a non-employee director after the effective date upon his or her initial election or appointment. After the initial grant, each non-employee director will receive an additional grant of a stock option to purchase 4,000 shares of our Common Stock immediately following each annual meeting. All stock options granted under the plan will have a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant (as determined by the committee appointed to administer the plan), will be fully vested and immediately exercisable and will expire on the earlier of (i) ten years from the date of grant or (ii) 36 months after the optionee ceases to be a director for any reason. The total number of shares of our Common Stock that may be issued under the plan is 250,000, subject to adjustment in the case of certain corporate transactions and events.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION

     The following table sets forth certain summary information for the prior three years concerning the compensation earned by the Company's Chief Executive Officer (Mr. Bachmann) and our five other most highly compensated executive officers who earned in excess of $100,000 in 2002.

                                                                        LONG TERM
                                                                       COMPENSATION
                                                                        AWARDS(1)
                                                                 ------------------------
                                                                               SECURITIES
                                                                 RESTRICTED    UNDERLYING
                                                        BONUS       SHARE       OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)     ($)     AWARD(S)($)    SARS(#)     COMPENSATION($)(2)
---------------------------         ----   ---------   -------   -----------   ----------   ------------------
Richard A. Bachmann...............  2002    350,000         --      500,000          --           6,189
  Chairman, President and Chief     2001    320,000    154,000           --     100,000           1,806
  Executive Officer (3)(4)          2000    241,666    200,000           --          --           1,806
Suzanne V. Baer...................  2002    218,750    175,000       94,143      75,000           1,924
  Executive Vice President and      2001    200,000     72,000           --      40,000             966
  Chief Financial Officer (5)       2000    131,042     50,000    1,530,000     375,000             570
Clinton W. Coldren................  2002    218,750    150,000       44,268      75,000           1,749
  Executive Vice President and      2001    189,167     60,000           --      40,000             630
  Chief Operating Officer (6)       2000    125,000     50,000           --          --             486
Gary L. Hall......................  2002    300,000         --           --     200,000           6,597
  Vice Chairman (7)
John H. Peper.....................  2002    189,750    128,588       37,772      75,000             591
  Executive Vice President,
  General Counsel and Corporate
  Secretary (6)(7)
Bruce R. Sidner...................  2002    225,000    225,000       66,407     100,000           4,860
  Vice President of Exploration
     (6)(7)

---------------

(1) Under the Amended and Restated 2000 Long Term Stock Incentive Plan, all outstanding awards will become fully exercisable at the time of a change of control of the Company.

(2) The amounts in each year represent the dollar value of term life insurance premiums paid by us for the benefit of the executive officers, and the dollar value of the Company match to the Energy Partners, Ltd. 401(k) Plan on the employees' behalf. The plan requires that the match be held in our Common Stock for a period of two years.

(3) As of March 31, 2003, the bonus for 2002 for Mr. Bachmann was not available. Such bonus amount will be disclosed in the Proxy Statement for the 2004 Annual Meeting.

(4) On July 11, 2002, Mr. Bachmann was granted 60,240 restricted shares as a Special Recognition Award. The shares fully vest on January 17, 2005. As of December 31, 2002, the unvested portion of Mr. Bachmann's restricted shares had a value of $644,600. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

(5) Ms. Baer commenced employment with us in April 2000. In connection with her employment agreement, Ms. Baer was granted 90,000 restricted shares (all of which have vested) and options to purchase 375,000 shares of stock. On January 17, 2002, Ms. Baer was granted 6,250 restricted shares which will fully vest on January 17, 2004 and on March 18, 2003 she was granted 4,545 restricted shares, one half of which vest on March 18, 2004 and the remainder vest on March 18, 2005. As of December 31, 2002, the unvested portion of Ms. Baer's restricted shares had a value of $66,900. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

(6) On March 18, 2003, Messrs. Coldren, Peper and Sidner were granted 4,545, 3,878 and 6,818 restricted shares, respectively. One half of the shares vest on March 18, 2004 and the remainder vest on March 18, 2005.

(7) Messrs. Hall, Peper and Sidner commenced employment with us in January 2002.

INCENTIVE AND OTHER EMPLOYEE BENEFIT PLANS

     The table below sets forth information regarding stock options granted to our Chief Executive Officer and our five other most highly compensated executive officers during the fiscal year ended December 31, 2002. We did not grant any stock appreciation rights during 2002.

                                                          INDIVIDUAL GRANTS
                              --------------------------------------------------------------------------
                               NUMBER OF      % OF TOTAL
                               SECURITIES    OPTIONS/SARS                                       GRANT
                               UNDERLYING     GRANTED TO    EXERCISE OR                         DATE
                              OPTIONS/SARS   EMPLOYEES IN   BASE PRICE                         PRESENT
NAME                           GRANTED(#)    FISCAL YEAR      ($/SH)      EXPIRATION DATE    VALUE(1)($)
----                          ------------   ------------   -----------   ---------------    -----------
Richard A. Bachmann.........         --            --            --              --                 --
Suzanne V. Baer (2).........     75,000           6.9          7.98       January 17, 2012     204,000
Clinton W. Coldren (2)......     75,000           6.9          7.98       January 17, 2012     204,000
Gary L. Hall (3)............    200,000          18.5          7.98       January 15, 2012     543,000
John H. Peper (3)...........     75,000           6.9          7.98       January 15, 2012     204,000
Bruce R. Sidner (3).........    100,000           9.2          7.98       January 15, 2012     271,000

---------------

(1) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model used the grant date of January 17, 2002, with a grant date stock value of $7.98, it assumed a stock price volatility of 35%, a risk-free rate of return of 4.5% and a dividend of $0 per year. The value has been reduced by approximately 25% to reflect the probability of forfeiture due to termination of employment prior to vesting or of a shortened option term due to termination of employment prior to the expiration date.

(2) One-third of the option became exercisable on January 17, 2003, one-third is exercisable beginning on January 17, 2004 and the remainder is exercisable beginning on January 17, 2005.

(3) One-third of the option became exercisable on January 15, 2003, one-third is exercisable beginning on January 15, 2004 and the remainder is exercisable beginning on January 15, 2005.

     The table below sets forth information concerning the value of unexercised stock options held by our Chief Executive Officer and our five other most highly compensated executive officers as of December 31, 2002. No stock options were exercised by any of these individuals during 2002.

                                           NUMBER OF SECURITIES
                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                            FISCAL YEAR END(#)           FISCAL YEAR END($)(1)
                                        ---------------------------   ---------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   -------------   -----------   -------------
Richard A. Bachmann...................         --        100,000             --             --
Suzanne V. Baer.......................    300,000        190,000        736,500        246,000
Clinton W. Coldren....................         --        115,000             --        204,000
Gary L. Hall..........................         --        200,000             --        544,000
John H. Peper.........................         --         75,000             --        204,000
Bruce R. Sidner.......................         --        100,000             --        272,000

---------------

(1) Based on the positive difference, if any, between the closing sale price of the Company's Common Stock of $10.70 on December 31, 2002, as reported by the New York Stock Exchange, and the exercise price of such options.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     We have employment and stock ownership agreements with each of our executive officers. Each of the agreements provides that the executive officer will not compete with us for a period of two years following termination of his or her employment. In addition, the Company securities owned by each of the executive officers are subject to restrictions on transfer. The agreements also have the following terms:

     - Mr. Bachmann's agreement expires on November 17, 2003. Under the agreement, Mr. Bachmann is prohibited from soliciting or inducing our employees to discontinue their employment with us and from interfering with our third-party contractual relationships for a period ending two years following his employment with us. Mr. Bachmann must offer a predetermined number of his shares of Common Stock to Evercore or our other management stockholders on resignation or termination for cause.

     - Ms. Baer's agreement expires on April 17, 2003. Under the agreement, Ms. Baer was granted 90,000 restricted shares, all of which have vested. Ms. Baer also received an option to purchase 375,000 shares of Common Stock, 150,000 at approximately $7.67 per share which vested upon the first anniversary of the agreement, 150,000 at approximately $8.82 per share which vested upon the second anniversary of the agreement and 75,000 at approximately $10.14 per share which vests on the third anniversary of the agreement. Ms. Baer must exercise each option within five years from the vesting date or the option will lapse. Any unvested stock options or restricted shares will vest if Ms. Baer is terminated without cause.

     - Mr. Coldren's agreement expires on November 17, 2003. Under the agreement, Mr. Coldren must offer a predetermined number of his shares of Common Stock to Mr. Bachmann, Evercore or our other management stockholders on resignation or termination for cause.

     - The agreement of each of Messrs. Hall, Peper and Sidner expires on January 15, 2005. Under the agreements, Messrs. Hall, Peper and Sidner will receive annual salaries of at least $300,000, 174,000 and $225,000, respectively, and received options to purchase 200,000, 75,000 and 100,000 shares of Common Stock, respectively, at an exercise price equal to $7.98 per share, the market price of the Common Stock on the date of their appointment as executive officers. These options will vest over three years and any unvested options will be forfeited in the case of termination for cause or voluntary termination by the executive officer. Each executive officer must exercise each option within 10 years from the date of the agreement or the option will lapse. The executives may not be involuntarily terminated without cause, except in connection with a change of control, in which case our compensation obligations under the agreements would cease after a 90-day notice period. Upon a change of control of the Company, the executive officers' options and other incentive awards as to which there are no conditions for vesting other than continued employment will become fully vested and become fully exercisable. In addition, each executive officer is prohibited from soliciting or otherwise attempting to induce our other employees to discontinue their relationship with us and from interfering with our third-party contractual relationships for a period ending two years following his employment with us.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report is submitted by the Compensation Committee for inclusion in this proxy pursuant to the rules of the Securities and Exchange Commission with respect to executive compensation:

     The Compensation Committee (the "Committee") determines the general compensation policies of the Company, determines the compensation to be paid to certain officers and administers the Company's Amended and Restated 2000 Long Term Stock Incentive Plan. The Committee is composed of four (4) non-employee directors: Messrs. Beutner, Bumgarner, Gershen and Phillips.

  PHILOSOPHY OF COMPENSATION

     The objectives of the Company's compensation program are (i) to attract and retain the best available executive talent, (ii) to motivate executives to achieve the Company's goals, (iii) to link executive and stockholder interests through performance rewards and (iv) to provide compensation that can recognize individual contributions to corporate objectives. The Committee's compensation philosophy is designed so that a substantial component of each executive's potential annual compensation is entirely dependent upon measurable improvement to stockholder value. The Committee engages outside compensation consultants to assist it in determining appropriate levels of compensation. The Committee expects recommendations from the Company's Chief Executive Officer but exercises its own judgment and makes its own determination.

  TYPES OF COMPENSATION

     The Company provides two main types of compensation:

          (1) annual compensation, consisting of a market-median base salary and an incentive bonus based primarily on the performance of the Company's Common Stock; and

          (2) long-term compensation, consisting of stock options, the value of which are also directly linked to the value of a share of the Company's Common Stock and restricted shares of Common Stock.

  ANNUAL COMPENSATION

     At least once each year, the Committee reviews the Company's executive compensation program. The annual base salary of each executive is determined by an analysis of the compensation paid to other executive officers in similar positions in the energy industry. Market data is derived from a combination of sources, including published survey data for the energy industry and peer group data. A competitive base salary is consistent with the Company's long-term objectives of attracting and retaining highly qualified, competent executives.

     The incentive bonus is particularly aligned with the interests of the Company's stockholders. Incentive bonuses are based on the increase in value of the Company's Common Stock as well as qualitative factors that the Compensation Committee may deem appropriate. Although a target bonus percentage is predetermined for each executive on the basis of market practices, the incentive bonus is not limited to a maximum percentage of salary. The Committee will determine each year whether a threshold level of performance below the Company's objectives is deserving of any bonus percentage, taking into account external factors beyond the control of the executives.

  LONG-TERM COMPENSATION

     The Company adopted the 2000 Long Term Stock Incentive Plan (as amended and restated, the "Plan") on September 12, 2000, and the stockholders approved it on September 15, 2000. The Board of Directors amended and restated the Plan in January 2002 and unanimously approved an amendment of the Plan on March 21, 2002. The stockholders approved the amended and restated Plan on May 9, 2002. The Plan permits the Committee to select the officers and employees of the Company who will receive awards, to determine the types of awards to be granted to each such person and to establish the terms of each award.

     The Committee considers stock options to be an important part of the Company's long-term incentive program for officers and employees as these awards create an alignment of interests with the Company's stockholders. Because a significant percentage of the Company's Common Stock is owned by the executive officers of the Company, including the Chief Executive Officer, the grant of options to date has been used primarily to attract and retain other officers and employees.

  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee's compensation philosophy applies in all respects to the Company's Chief Executive Officer, Richard A. Bachmann. Mr. Bachmann's base salary of $350,000 for 2002 was commensurate with the median base salary for chief executive officers of similarly situated exploration and production companies. In July 2002, Mr. Bachmann was granted a Special Recognition Award in the form of 60,240 shares of Restricted Stock equal to $500,000 grant date fair value. The shares vest on January 17, 2005.

  POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility for federal income taxes of compensation in excess of $1 million paid to a publicly held company's chief executive officer and any of the other four highest-paid executive officers, except for "performance-based" compensation. The Committee is aware of this limitation and intends to consider the effects of Section 162(m) on the Company when making compensation decisions.

                                          Compensation Committee

                                          Austin M. Beutner, Chairman
                                          John C. Bumgarner, Member
                                          Robert D. Gershen, Member
                                          John G. Phillips, Member

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Board of Directors adopted and approved a new Audit Committee Charter on November 21, 2002. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     It is not the responsibility of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles, or to certify the Company's financial statements. This is the responsibility of management and the independent auditors. It is also not the responsibility of the Audit Committee to guarantee the independent auditor's report or assure compliance with laws and regulations and the Company's Code of Business Ethics.

     Based on the Audit Committee's review of the audited financial statements as of and for the fiscal year ended December 31, 2002 and its discussions with management regarding such audited financial statements, its receipt of written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, its discussions with the independent auditors regarding such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for such fiscal year.

                                          Audit Committee

                                          William O. Hiltz, Chairman
                                          Harold D. Carter, Member
                                          Dr. Eamon M. Kelly, Member

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative return (assuming reinvestment of any dividends) for (i) the Company, (ii) the S&P 500 Index,
(iii) the Company's previous peer group, as used in 2001, composed of ten (10) independent oil and gas exploration and production companies with activities focused in the Gulf of Mexico region (Forest Oil Corporation, The Meridian Resource Corporation, Newfield Exploration Company, Noble Energy, Inc., Ocean Energy, Inc., Pogo Producing Company, Spinnaker Exploration Company, Stone Energy Corporation, Houston Exploration Company and Westport Resources Corporation) and (iv) the new peer group, which has been modified to remove Forest Oil Corporation, Noble Energy, Inc., Ocean Energy, Inc. and Pogo Producing Company as they are much larger and their geographic area of operations is more diversified. These companies have been replaced by ATP Oil & Gas Corporation, Denbury Resources Inc., Remington Oil and Gas Corporation, St. Mary Land & Exploration Company, Comstock Resources, Inc. and Cabot Oil & Gas Corporation which the Company believes compete with the Company and are believed by the Company to be companies that analysts would most likely use to compare with an investment in the Company.

                COMPARISON OF 26 MONTH CUMULATIVE TOTAL RETURN*
        AMONG ENERGY PARTNERS, LTD., THE S&P 500 INDEX AND A PEER GROUP

                              (PERFORMANCE GRAPH)
---------------

* $100 invested on 11/2/00 in stock or on 10/31/00 in index -- including reinvestment of dividends. Fiscal year ending December 31.

--------------------------------------------------------------------------------
                                        11/2/00     12/00      12/01      12/02
--------------------------------------------------------------------------------
 Energy Partners, Ltd.                  100.00      83.75      50.33      71.33
 S&P 500                                100.00      92.57      81.57      63.54
 New Peer Group                         100.00     134.33     104.53     100.68
 Old Peer Group                         100.00     125.90     108.73     109.94

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. To the Company's knowledge, with respect to the year ended December 31, 2002, all applicable filings were made timely, except that (a) Mr. Bumgarner filed his Form 5 approximately two weeks late, (b) Mr. Gershen reported late the receipt of approximately 400 shares of common stock received as Board meeting fees, and (c) Messrs. Coldren, Hall, Peper and Sidner and Ms. Baer reported late the options and restricted stock received in January 2002 as set forth in the Summary Compensation table, all of which were required to be reported on Form 5.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For a discussion of certain relationships and related transactions with our directors and greater than 5% stockholders, see "Corporate
Governance -- Compensation Committee Interlocks and Insider Participation."

                              INDEPENDENT AUDITORS

     The Audit Committee has retained KPMG LLP as the Company's independent certified public accountants to audit the Company's consolidated financial statements for the year ending December 31, 2003. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement should they choose to do so, and to be available to respond to questions, as appropriate.

                                 OTHER MATTERS

     Management of the Company is not aware of other matters to be presented for action at the 2003 Annual Meeting; however, if other matters are presented, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

               STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Stockholder proposals intended to be included in the Proxy Statement relating to the Company's 2004 Annual Meeting pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended, must be received by the Corporate Secretary of the Company no later than December 1, 2003 and must otherwise comply with Rule 14a-8.

     Any stockholder proposals received outside of the Rule 14a-8 procedure for consideration at the Company's 2004 Annual Meeting must be delivered to the Corporate Secretary of the Company no later than March 7, 2004, but no earlier than February 5, 2004. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the 2004 Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal, if presented at the 2004 Annual Meeting.

     PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY TO AVOID UNNECESSARY EXPENSE. ALL STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO PARTICIPATE IN THE 2003 ANNUAL MEETING BY RETURNING THEIR PROXY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ Richard A. Bachmann
                                          RICHARD A. BACHMANN
                                          Chairman of the Board
                                          President and Chief Executive Officer

New Orleans, Louisiana
March 31, 2003

                                                                      APPENDIX A

                             ENERGY PARTNERS, LTD.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee, in its capacity as a committee of the Board, shall assist the Board in overseeing (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor and (4) the compliance by the Company with legal and regulatory requirements.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility or duty of the Audit Committee to: certify the Company's financial statements, guarantee the auditor's report, plan or conduct audits or determine that the Company's financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles or applicable rules and regulations. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations or with the Company's Code of Business Ethics, or to set or determine the adequacy of the Company's reserves. These are the responsibilities of management and the independent auditor, as appropriate.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent or outside legal, accounting, or other consultants or experts of its choice as it deems necessary or appropriate in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's counsel or independent auditor to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly.

AUDIT COMMITTEE COMPOSITION

     The members of the Audit Committee shall be appointed annually by the Board on the recommendation of the Nominating & Governance Committee. The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the New York Stock Exchange and applicable law, including the Sarbanes-Oxley Act of 2002.

     The members of the Audit Committee may be replaced by the Board.

     The Audit Committee members must be (or become within a reasonable time after appointment) financially literate, as such qualification is interpreted by the Board in its business judgment. In addition, at least one member must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

     Following the date upon which such requirements become effective by Securities and Exchange Commission ("SEC") rulemaking or as otherwise required by applicable laws, rules or regulations, Audit Committee members may not accept any fees from the Company except for compensation as a Board or committee member and must not be an "affiliated person" of the Company or any subsidiary. An Audit Committee member may receive his or her fee in cash and/or company stock or options or other in-kind consideration ordinarily available to directors, as well as all of the regular benefits that other directors receive.

     The Audit Committee must have at least one member who is a "financial expert," as defined by the SEC, on or prior to the date required by the SEC.

     The Audit Committee may delegate authority to an individual member of the committee or to subcommittees to the extent permitted by applicable laws, rules and regulations, including those of the New York Stock Exchange.

     A Chairman may be elected by the full Board of Directors.

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

RESPONSIBILITIES OF AUDIT COMMITTEE

 GENERAL

     1. Discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and any related certifications required to be made by any officer of the Company, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis and any related certifications required to be made by any officer of the Company, prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

     3. Discuss with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies and analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     4. Discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

     5. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company's financial statements.

     6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     7. Review annually with management and the independent auditors the Company's Code of Business Ethics, as well as review the actions taken to monitor compliance with the Code of Business Ethics.

     8. Review any exceptions to the Company's Code of Business Ethics and the actions management has taken to resolve the exceptions.

     9. Review with the Company's counsel any legal, regulatory and environmental matters that may have a material impact on the Company's financial statements.

     10. Review the activities of the Company's internal audit program, including the proposed annual audit plan, periodic progress reports on the status of the plan, and summaries of any significant issues raised during the performance of internal audits.

     11. Review and assess compliance with all applicable rules and regulations of the SEC and the New York Stock Exchange specifically applicable to the composition and responsibilities of the Audit Committee.

INDEPENDENT AUDITORS

     1. The Audit Committee shall be directly responsible for the appointment of the independent auditor (including the sole authority to hire and fire the Company's independent auditor), for their compensation (including as to fees and terms) and for oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The performance of any audit or non-audit services by the independent auditor shall be subject to prior approval in accordance with applicable laws, rules or regulations.

     2. Review the experience and qualifications of the lead partner of the independent auditor.

     3. Obtain and review a report from the independent auditor at least annually describing (a) the auditor's internal quality-control procedures, (b) any material issue raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) in order to assess the auditor's independence, all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, taking into account the opinions of management. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee should further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself. The Audit Committee shall present its conclusions to the Board and take any actions deemed necessary or desirable by the Audit Committee to satisfy itself as to the qualifications, performance and independence of the independent auditor.

     4. Set policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account, but in no event should such employees have participated in any capacity in the audit of the Company during the one year period preceding the date of the initiation of the Company audit.

     5. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss

          (a) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

          (b) the management letter provided by the independent auditor and the Company's response to that letter; and

          (c) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     6. Receive, and take any required or appropriate action in relation to, all reports and other communications which the independent auditor is required to make to the Audit Committee, including timely reports concerning

          (a) all critical accounting policies and practices to be used;

          (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          (c) other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

     7. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

     8. Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

     9. Review with the independent auditor any audit problems or difficulties and management's response.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     2. Annually prepare a report as required by the SEC to be included in the Company's annual proxy statements.

     3. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     4. The Audit Committee shall make regular reports to the Board.

     5. The Audit Committee shall annually review the Audit Committee's own performance.

     6. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

MEETINGS

     The Audit Committee may meet as often as may be necessary or appropriate, but must meet at least quarterly. Meetings may be called by the Chairman of the Committee and/or the President and Chief Executive Officer of the Company. All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company's records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

Please Mark Here for Address Change or Comments SEE REVERSE SIDE  [ ]

(1) Proposal to approve the election of the following ten (10) nominees for membership on the Company's Board of Directors: Messrs. 01 Richard A. Bachmann; 02 Austin M. Beutner; 03 John C. Bumgarner; 04 Jerry D. Carlisle; 05 Harold D. Carter; 06 Robert D. Gershen; 07 Gary L. Hall, 08 William O. Hiltz; 09 John G. Phillips; and 10 Dr. Eamon M. Kelly, each to serve until the Annual Meeting of Stockholders in the year 2004, and until their successors are duly elected and qualified.

                FOR  [ ]                           WITHHOLD  [ ]

To withhold authority to vote for any nominee, write the name of that nominee in the space provided below

--------------------------------------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

(2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

     FOR  [ ]                  AGAINST  [ ]                   ABSTAIN  [ ]

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. Receipt of the proxy statement, dated March 31, 2003, is hereby acknowledged.

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

Signature                  Signature                  Date
         -----------------          -----------------     -----------------

     Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

                            - FOLD AND DETACH HERE -

                             ENERGY PARTNERS, LTD.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Energy Partners, Ltd., a Delaware corporation ("EPL"), hereby appoints Richard A. Bachmann and John G. Phillips, or either of them, as proxies, each with power to act without the other and with full power of substitution, on behalf of the undersigned to vote the number of shares of Common Stock of EPL that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Energy Partners, Ltd. to be held on Tuesday, May 6, 2003 at 9:00 a.m., Central Daylight Time, at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130 and at any adjournment or postponement thereof, on the following matters:

                 (Continued and to be signed on the other side)
   Address Change / Comments (Mark the corresponding box on the reverse side)

          -----------------------------------------------------------

          -----------------------------------------------------------

                            - FOLD AND DETACH HERE -